UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2022

DORMAN PRODUCTS, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	000-18914	23-2078856
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3400 East Walnut Street, Colmar, Pennsylvania 18915

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (215) 997-1800

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (*230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (*240.12b-2 of this chapter).

☐	Emerging growth company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	DORM	The Nasdaq Global Select Market

INTRODUCTORY NOTE

On October 4, 2022, Dorman Products, Inc., a Pennsylvania corporation (“Dorman”), completed its previously announced acquisition of Super ATV, LLC, an Indiana limited liability company (“SuperATV”), pursuant to the terms of the Purchase Agreement (as defined below).

Item 1.01	Entry into a Material Definitive Agreement.

On October 4, 2022 (the “Closing Date”), Dorman entered into an Amendment No. 1 to Credit Agreement (the “Amendment”) which amended Dorman’s Credit Agreement, dated as of August 10, 2021 (as amended by the Amendment, the “Amended Credit Agreement”) by and among Dorman, the lenders from time to time party thereto, and Bank of America, N.A., as administrative agent. The Amendment provides for a $500 million term loan facility. The term loan facility matures on the five-year anniversary of the Closing Date and is guaranteed by Dorman’s material domestic subsidiaries (together with Dorman, the “Credit Parties”) and is supported by a security interest in substantially all of the Credit Parties’ personal property and assets, subject to certain exceptions.

Proceeds of the loans borrowed under the Amended Credit Agreement on the Closing Date were used to fund the transactions contemplated by the Purchase Agreement, including the consummation of the Transaction (as defined below) and the repayment of SuperATV’s existing credit facility, and to pay related transaction fees and expenses. Proceeds of any loans or letters of credit borrowed after the Closing Date under the Amended Credit Agreement will be used for general corporate purposes.

Borrowings under the Amended Credit Agreement bear interest at a rate per annum equal to, at Dorman’s option, either a Term SOFR rate (subject to a 0.00% floor) or a base rate, in each case plus an applicable margin of, initially (i) in the case of Term SOFR rate loans, 1.50% or (ii) in the case of base rate loans, 0.50%. The applicable margin for (i) base rate loans ranges from 0.000% to 1.000% per annum and (ii) for Term SOFR loans ranges from 1.000% to 2.000% per annum, in each case, based on the Total Net Leverage Ratio (as defined in the Credit Agreement). The commitment fee is initially equal to 0.20% and thereafter ranges from 0.125% to 0.250% based on the Total Net Leverage Ratio (as defined in the Credit Agreement).

The foregoing description of the Amended Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the Amended Credit Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

On October 4, 2022, Dorman entered into an amendment (the “Purchase Agreement Amendment”) to the Unit Purchase Agreement, dated as of August 17, 2022 (as amended, the “Purchase Agreement”), by and among Dorman, SuperATV, the Sellers listed on the signature pages thereto (the “Sellers”), and Lindsay Hunt, in her capacity as the Sellers’ Representative, pursuant to which, among other things, the Purchase Agreement was amended to provide for the deletion of the reciprocal cap on post-closing purchase price adjustments.

The foregoing description of the Purchase Agreement Amendment and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement Amendment, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference, and the full text of the Purchase Agreement, a copy of which was attached as Exhibit 2.1 to Dorman’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 17, 2022 and is incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On October 4, 2022, Dorman completed its previously announced acquisition of SuperATV pursuant to the terms of the Purchase Agreement. Pursuant to, and subject to the terms and conditions of, the Purchase Agreement, Dorman acquired 100% of the issued and outstanding equity interests of SuperATV (the “Transaction”), for aggregate consideration of $490 million, subject to certain customary adjustments based on, among other things, the amount of cash, debt and working capital in the business of SuperATV as of the closing of the Transaction, plus a potential earn-out payment to Sellers not to exceed $100 million in the aggregate, which remains subject to the achievement by SuperATV of certain revenue and gross margin targets in fiscal years 2023 and 2024.

The foregoing description of the Purchase Agreement and the transactions contemplated thereby, including the Transaction, does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement. A copy of the Purchase Agreement was attached as Exhibit 2.1 to Dorman’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 17, 2022 and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporations or Bylaws; Change in Fiscal Year.

On October 3, 2022, the Board of Directors of Dorman approved a change in Dorman’s fiscal year end from the last Saturday in December of each year to December 31 of each year, effective October 4, 2022 to commence with the current fiscal year ending on December 31, 2022. Dorman’s fiscal year end date for fiscal 2022 will remain December 31, 2022 as previously disclosed. Consistent with SEC guidance, no transition report is required in connection with the change in Dorman’s fiscal year end. Accordingly, Dorman intends to file an Annual Report on Form 10-K for the year ended December 31, 2022, and the new fiscal year will take effect from January 1, 2023 to December 31, 2023.

Item 7.01	Regulation FD.

On October 4, 2022, Dorman issued a press release in connection with the completion of the Transaction (the “Press Release”). A copy of the Press Release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information disclosed pursuant to this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description

2.1	Amendment, dated as of October 4, 2022, to Unit Purchase Agreement, dated August 17, 2022, by and among Dorman Products, Inc., Super ATV, LLC, the Sellers listed on the signature pages thereto, and Lindsay Hunt, in her capacity as the Sellers’ Representative. *

10.1	Amendment No. 1 to Credit Agreement, dated October 4, 2022 by and among Dorman Products, Inc., the lenders from time to time party thereto, and Bank of America, N.A., as administrative agent. *

99.1	Press Release dated October 4, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

The schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Dorman agrees to furnish a copy of such schedules and exhibits, or any section thereof, to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DORMAN PRODUCTS, INC.

Date: October 4, 2022	By:	/s/ David M. Hession
	Name:	David M. Hession
	Title:	Senior Vice President, Chief Financial Officer and Treasurer